Supplement dated October 12, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes important changes to the variable annuities issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

The AnnuiChoice II, AdvantEdge and Pinnacle V variable annuity contracts are now available in the state of Washington.  The contracts are modified to meet the requirements of Washington law and the changes in the prospectuses listed below are made to reflect the changes in these contracts:

In the AnnuiChoice II, AdvantEdge and Pinnacle V prospectuses:

•                  On page 1, the following is added: “In Washington, this contract is a modified single premium variable annuity contract.”

•                  In Part 1 – Fees and Expense Tables and Summary, section titled “Account Value and Surrender Value,” the following is added: “Your minimum Account Value is $2,000 in Washington.”

•                  In Part 3 – Your Investment Options, in the section titled “The Fixed Accounts,” the following is added: “If your contract is issued in the state of Washington, the Guaranteed Rate Options (GROs) are not available.”

•                  In Part 4 – Deductions and Charges, section titled “Hardship Waiver,” the following is added: “The hardship waiver does not include unemployment on contracts issued in Washington.”

•                  In Part 5 – Terms of Your Variable Annuity, section titled “Your Contributions,” the following is added: “If your contract is issued in the state of Washington, you may only make contributions during the first Contract Year.”

•                  In Part 6 – Optional Benefits, section titled “Enhanced Earnings Benefit Rider,” the following is added:  “The Enhanced Earnings Benefit Rider is not available on contracts issued in Washington.”

In the Pinnacle V prospectus, the following additional changes are made:

•                  Part 6 – Optional Benefits, section titled “Guaranteed Lifetime Income Advantage Rider,” is revised to indicate that the GLIA Rider is available in Washington.

•                  Part 10 – Prior Contracts and State Variations, section titled “Pinnacle III – Currently available in Oregon, Utah and Washington,” is revised to remove Washington from the list of states where Pinnacle III is available.  Pinnacle V is now available in Washington.